LONG-TERM DEBT	9 Months Ended
Sep. 30, 2018
Disclosure Text Block [Abstract]
Long-term Debt [Text Block]

NOTE 5 – LONG-TERM DEBT

In June 2018, the Company entered into a financing agreement to finance the purchase of a farm tractor. The financing agreement is secured by the tractor. The total amount financed was $21,794 at 0% interest per annum. The first monthly payment of $363 began in July 2018 and continues for 60 months. The following is the total payment amounts for the next five years:

Periods ending December 31,
2018	$1,052
2019	4,356
2020	4,356
2021	4,356
2022	4,356
2023	2,192
$20,668

The current and long-term portions of principle amounts due are as follow:

Amount of principle due in the next 12 months	$4,359
Long term portion of principle due	16,309
$20,668